Exhibit 28.4


               MONTHLY SERIES 1999-1 CERTIFICATEHOLDERS' STATEMENT

                       THE FIRST NATIONAL BANK OF ATLANTA
               ---------------------------------------------------

                        WACHOVIA CREDIT CARD MASTER TRUST
               ---------------------------------------------------


         Listed below is the information which is required to be prepared with respect to the distribution date of November 15, 1999 and with respect to the performance of the Trust during the related Monthly period.

         Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

D. Information Regarding the Current Monthly Distribution (Stated on the Basis of $1,000 Original Certificate Principal Amount)

         1.     The amount of the current monthly
                distribution in respect of Class A
                Monthly Principal                                          $0.00

         2.     The amount of the currently monthly
                distribution in respect of Class B
                Monthly Principal                                          $0.00

         3.     The amount of the currently monthly
                distribution in respect of Collateral
                Monthly Principal                                          $0.00

         4.     The amount of the currently monthly
                distribution in respect of Class A
                Monthly Interest                                           $4.78

         5.     The amount of the currently monthly
                distribution in respect of Class A
                Deficiency Amounts                                         $0.00

         6.     The amount of the currently monthly
                distribution in respect of Class A
                Additional Interest                                        $0.00

         7.     The amount of the currently monthly

                distribution in respect of Class B                         $5.00
                Monthly Interest

         8.     The amount of the currently monthly
                distribution in respect of Class B
                Deficiency Amounts                                         $0.00

         9.     The amount of the currently monthly
                distribution in respect of Class B
                Additional Interest                                        $0.00

         10.    The amount of the currently monthly
                distribution in respect of Collateral
                Monthly Interest                                           $5.56

         11.    The amount of the currently monthly
                distribution in respect of any
                accrued and unpaid Collateral
                Monthly Interest                                           $0.00


E.       Information Regarding the Performance of the Trust

         1.     Collection of Principal Receivables

                (a)    The aggregate amount of Collections
                       of Principal Receivables processed
                       during the related Monthly Period
                       which were allocated in respect
                       of the Class A Certificates                $77,056,883.25

                (b)    The aggregate amount of Collections
                       of Principal Receivables processed
                       during the related Monthly Period
                       which were allocated in respect
                       of the Class B Certificates                 $5,344,988.56

                (c)    The aggregate amount of Collections
                       of Principal Receivables processed
                       during the related Monthly Period


                       which are allocated in respect
                       of the Collateral Interest                  $6,681,234.46

         2.     Principal Receivables in the Trust

                (a)    The aggregate amount of Principal
                       Receivables in the Trust as of the
                       end of the day on the last day
                       of the related Monthly Period           $2,632,731,461.66

                (b)    The amount of Principal Receivables
                       in the Trust represented by the
                       Investor Interest of Series 1999-1 as
                       of the end of the day on the last day
                       of the related Monthly Period             $895,953,800.00

                (c)    The amount of Principal Receivables
                       in the Trust represented by the
                       Series 1999-1 Adjusted Investor
                       Interest as of the end of the day
                       on the last day of the related
                       Monthly Period                            $895,953,800.00

                (d)    The amount of Principal Receivables
                       in the Trust represented by the
                       Class A Investor Interest as of the
                       end of the day on the last day of
                       the related Monthly Period                $775,000,000.00

                (e)    The amount of Principal Receivables
                       in the Trust represented by the
                       Class A Adjusted Investor Interest as
                       of the end of day on the last day
                       of the related Monthly Period             $775,000,000.00

                (f)    The amount of Principal Receivables
                       in the Trust represented by the
                       Class B Investor Interest as of the
                       end of the day on the last day

                       of the related Monthly Period              $53,757,250.00

                (g)    The amount of Principal Receivables
                       in the Trust represented by the
                       Collateral Interest as of the end of
                       the  date on the last day of the
                       related Monthly Period                     $67,196,550.00

                (h)    The Floating Investor Percentage
                       with respect to the related
                       Monthly Period                                   33.6583%

                (i)    The Class A Floating Allocation
                       with respect to the related
                       Monthly Period                                   86.5000%

                (j)    The Class B Floating Allocation
                       with respect to the related
                       Monthly Period                                    6.0000%

                (k)    The Collateral Floating Allocation
                       with respect to the related
                       Monthly Period                                    7.5000%

                (l)    The Fixed Investor Percentage
                       with respect to the related
                       Monthly Period                                   33.6583%

                (m)    The Class A Fixed Allocation
                       with respect to the related
                       Monthly Period                                   86.5000%

                (n)    The Class B Fixed Allocation
                       with respect to the related
                       Monthly Period                                    6.0000%


                (o)    The Collateral Fixed Allocation
                       with respect to the related
                       Monthly Period                                    7.5000%

         3.     Delinquent Balances
                -------------------

                The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:


                                                     Aggregate       Percentage
                                                      Account         of Total
                                                      Balance        Receivables
                                                      -------        -----------

                (a)    30 - 59 days:               $29,765,924.44        1.1163%
                                                   ---------------
                (b)    60 - 89 days:               $17,354,057.78        0.6508%
                                                   ---------------
                (c)    90 - or more days:          $28,302,186.09        1.0614%
                                                   ---------------
                              Total:               $75,422,168.31        2.8286%
                                                   ---------------

         4.     Investor Default Amount
                -----------------------

                (a)    The Aggregate Investor Default
                       Amount for the related Monthly
                       Period                                      $3,249,872.44

                (b)    The Class A Investor Default
                       Amount for the related Monthly
                       Period                                      $2,811,139.53

                (c)    The Class B Investor Default
                       Amount for the related Monthly
                       Period                                        $194,992.43

                (d)    The Collateral Default Amount
                       for the related Monthly Period                $243,740.49

         5.     Investor Charge Offs
                --------------------

                (a)    The aggregate amount of
                       Class A Investor Charge-Offs
                       for the related Monthly Period                      $0.00

                (b)    The aggregate amount of Class A
                       Investor Charge-Offs set forth in
                       5 (a) above per $1,000 of original
                       Certificate principal amount                        $0.00

                (c)    The aggregate amount of Class B
                       Investor Charge-Offs for
                       the related Monthly Period                          $0.00


                (d)    The aggregate amount of Class
                       B Investor Charge-Offs set forth
                       in 5 (c) above per $1,000 of
                       original certificate principal
                       amount                                              $0.00

                (e)    The aggregate amount of
                       Collateral Charge-Offs for the
                       related Monthly Period                              $0.00

                (f)    The aggregate amount of
                       Collateral Charge-Offs set
                       forth in 5 (e) above per $1,000
                       of original certificate principal
                       amount                                              $0.00

                (g)    The aggregate amount of Class A
                       Investor Charge-Offs reimbursed
                       on the Transfer Date immediately
                       preceding this Distribution Date                    $0.00

                (h)    The aggregate amount of Class A
                       Investor Charge-Offs set forth
                       in 5 (g) above per $1,000 original
                       certificate principal amount re-
                       imbursed on the Transfer Date
                       immediately preceding this
                       Distribution Date                                   $0.00

                (i)    The aggregate amount of Class B
                       Investor Charge-Offs reimbursed
                       on the Transfer Date immediately
                       preceding this Distribution Date                    $0.00

                (j)    The aggregate amount of Class B
                       Investor Charge-Offs set forth
                       in 5 (i) above per $1,000 original
                       certificate principal amount re-
                       imbursed on the Transfer Date
                       immediately preceding this
                       Distribution Date                                   $0.00

                (k)    The aggregate amount of
                       Collateral Charge-Offs reimbursed
                       on the Transfer Date immediately
                       preceding this Distribution Date                    $0.00


                (l)    The aggregate amount of Collateral
                       Charge-Offs set forth in 5(k) above
                       per $1,000 original certificate
                       principal amount reimbursed on the
                       Transfer Date immediately preceding
                       Distribution Date                                   $0.00

         6.     Investor Servicing Fee

                (a)    The amount of the Class A
                       Servicing Fee payable by the
                       Trust to the Servicer for
                       the related Monthly Period                    $645,833.33

                (b)    The amount of the Class B
                       Servicing Fee payable by the
                       Trust to the Servicer for
                       the related Monthly Period                     $44,797.71

                (c)    The amount of the Collateral
                       Interest Servicing Fee payable
                       by the Trust to the Servicer for
                       the related Monthly Period                     $55,997.13

         7.     Reallocations

                (a)    The amount of Reallocated
                       Collateral Principal
                       Collections with respect to
                       this Distribution Date                              $0.00

                (b)    The amount of Reallocated Class B
                       Principal Collections with respect
                       to this Distribution Date                           $0.00

                (c)    The Collateral Interest as
                       of the close of business on
                       this Distribution Date                     $67,196,550.00

                (d)    The Class B Investor Interest
                       as of  the close of business
                       on this Distribution Date                  $53,757,250.00


         8.     Collection of Finance Charge Receivables

                (a)    The aggregate amount of Collections
                       of Finance Charge Receivables
                       processed during the related Monthly
                       Period which were allocated in respect
                       of the Class A Certificate                 $10,213,531.91

                (b)    The aggregate amount of Collections
                       of Finance Charge Receivables processed
                       during the related Monthly Period
                       which were allocated in respect of
                       the Class B Certificates                      $708,453.40

                (c)    The aggregate amount of Collections
                       of Finance Charge Receivables processed
                       during the related Monthly Period
                       which were allocated in respect of
                       the Collateral Interest                       $885,566.59

         9.     Principal Funding Amount

                (a)    The principal amount on deposit in
                       the Principal Funding Account on the
                       related Transfer Date                               $0.00

                (b)    The Accumulation Shortfall with
                       respect to the related Monthly Period               $0.00

                (c)    The Principal Funding Investment
                       Proceeds deposited in the Finance
                       Charge Account on the related
                       Transfer Date                                       $0.00

                (d)    The amount of all or the portion
                       of the Reserve Draw Amount deposited
                       in the Finance Charge Account on the
                       related Transfer Date from
                       the Reserve Account                                 $0.00

         10.    Reserve Draw Amount                                        $0.00


         11.    Available Funds

                (a)    The amount of Class A
                       Available Funds on deposit
                       in the Finance Charge Account
                       on the related Transfer Date               $10,213,531.91

                (b)    The amount of Class B Available Funds
                       on deposit in the Finance Charge Account
                       on the related Transfer Date                  $708,453.40

                (c)    The amount of Collateral
                       Available Funds on deposit in
                       the Finance Charge Account on
                       the related Transfer Date                     $885,566.59

         12.    Portfolio Yield

                (a)    The Portfolio Yield for the
                       related Monthly Period                           12.4618%

                (b)    The Portfolio Adjusted Yield
                       for the related Monthly Period                    6.0310%

F.       Floating Rate Determinations

         1.     LIBOR for the interest Period
                ending on this Distribution Date                        5.40625%


         THE FIRST NATIONAL BANK
         OF ATLANTA
         SERVICER

                                                By:  Michael L. Scheuerman
                                                Title: Senior Vice President